Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TCP International Holdings Ltd. (the Company) on Form 10-Q for the period ending June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Brian Catlett, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Brian Catlett
Brian Catlett
Chief Financial Officer and Treasurer

Date: August 8, 2014